                                                                    EXHIBIT 10.2


                              February 7, 1997

Each of the Borrowers listed
on Schedule A attached hereto
c/o AMRESCO, INC.
700 N. Pearl Street
Suite 2400, LB# 342
Dallas, Texas 75201
Attn:            Vice President and Treasurer

         Re: Side Letter Agreement in connection with $25,000,000 Bridge Loan (the "Bridge Loan")

         Each of the entities listed on Schedule A attached hereto (collectively, "Borrowers"), NationsBank of Texas, N.A. ("NationsBank"), as agent for itself and certain other lenders (collectively, the "Lenders") and the other Lenders have executed a Second Amended and Restated Loan Agreement (the "Loan Agreement") dated February 7, 1997, in respect of a revolving credit facility and a term facility. Borrowers have requested that NationsBank provide to Borrowers an additional short term credit facility in the form of the Bridge Loan. NationsBank has agreed to such request subject to the terms and conditions set forth below and in that certain promissory note (the "Bridge Note"), of even date herewith, in the original principal amount of $25,000,000.00, executed by Borrowers and payable to the order of NationsBank.

         All of the capitalized terms used but not otherwise defined herein shall have the same meanings given to such terms in the Loan Agreement.

         In consideration for NationsBank's agreement to make the Bridge Loan available to Borrowers, Borrowers agree to pay to NationsBank (a) on the date hereof, an Application Fee (herein so called) in an amount equal to $6,000, and, (b) on each of April 1, 1997, and April 30, 1997, a Facility Fee (herein so called) in an amount equal to the product of (i) five one hundredths of one percent (.05%), times (ii) $25,000,000, provided, that any amount is outstanding under the Bridge Note on such date.

         The fees described in this letter (a) are not compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in the Bridge Note, and (c) are, when paid, non-refundable.

         Borrowers and NationsBank agree and acknowledge that the Bridge Note is included in the term Obligations, as defined in the Loan Agreement and as used in the Loan Documents, and is secured by the Collateral Assignment, the Pledge Agreements, the Security Agreement, the Mortgages, the other Security Documents and all the other Loan Documents, and all liens and security interests created or evidenced thereby. Agent is executing this letter in the space provided below for the limited purpose of acknowledging and consenting (on behalf of itself and the other Lenders) to the agreement set forth in the immediately preceding sentence.

         References to monetary amounts and payments in this letter are to currency of the United States of America. THIS LETTER MUST BE CONSTRUED - AND ITS PERFORMANCE ENFORCED -UNDER TEXAS LAW. If any part of this letter is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable. No change, waiver, or discharge is valid unless in writing that is signed by the party against whom it is sought to be enforced. This letter may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         Borrowers understand and agree that upon Borrowers' execution of this letter, it becomes an agreement that binds and inures to NationsBank, Borrowers, and their respective successors and permitted assigns; provided, that, Borrowers may not assign any rights or obligations under this letter without first obtaining NationsBank's written consent, and any purported assignment without such consent is void.

         THE BRIDGE NOTE AND THIS LETTER REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         If Borrowers agree with the foregoing, they must execute and return to NationsBank the Bridge Note and this letter, and pay to NationsBank the Application Fee by 5:00 p.m., Dallas, Texas time on the date hereof.
Otherwise, the offer to make the Bridge Loan automatically terminates immediately after that time.

                                           Very truly yours,

                                           NATIONSBANK OF TEXAS, N.A., a
                                           national banking association


                                           By:     /s/ BRIAN K. SCHNEIDER
                                              ---------------------------------
                                                   Brian K. Schneider,
                                                   Vice President

         The foregoing is acknowledged, accepted and agreed to in all respects as of February 7, 1997.


                                        BORROWERS:

                                        AMRESCO, INC., a Delaware corporation


                                        By:    /s/ THOMAS J. ANDRUS
                                           ----------------------------------
                                                   Thomas J. Andrus,
                                                   Treasurer


                                        AFC EQUITIES, INC.
                                        AMRESCO ATLANTA INDUSTRIAL, INC.
                                        AMRESCO BUILDERS GROUP, INC.
                                        AMRESCO CANADA, INC.
                                        AMRESCO CAPITAL CORPORATION
                                        AMRESCO CAPITAL LIMITED, INC.
                                        AMRESCO CONSOLIDATION CORP. f/k/a
                                                 AMRESCO MORTGAGE CAPITAL, INC.
                                        AMRESCO EQUITIES CANADA INC.
                                        AMRESCO FINANCIAL I, INC.
                                        AMRESCO FINANCIAL I, L.P.
                                        AMRESCO FUNDING CORPORATION
                                        AMRESCO INSTITUTIONAL, INC.
                                        AMRESCO INVESTMENTS, INC.
                                        AMRESCO JERSEY VENTURES LIMITED
                                        AMRESCO MANAGEMENT, INC. f/k/a BEI
                                                 MANAGEMENT, INC.
                                        AMRESCO NEW ENGLAND, L.P.
                                        AMRESCO NEW ENGLAND II, L.P.
                                        AMRESCO NEW ENGLAND, INC.
                                        AMRESCO NEW ENGLAND II, INC.
                                        AMRESCO NEW HAMPSHIRE, INC.
                                        AMRESCO NEW HAMPSHIRE, L.P.
                                        AMRESCO OVERSEAS, INC. f/k/a AMRESCO
                                                 SERVICES, INC.
                                        AMRESCO PORTFOLIO INVESTMENTS, INC.
                                        AMRESCO PRINCIPAL MANAGERS I, INC.
                                        AMRESCO PRINCIPAL MANAGERS II, INC.
                                        AMRESCO RESIDENTIAL CAPITAL MARKETS,
                                                 INC. f/k/a AMRESCO RESIDENTIAL
                                                 MORTGAGE CORPORATION
                                        AMRESCO RESIDENTIAL CONDUIT, INC.

                                          [S]
                                          AMRESCO RESIDENTIAL CREDIT CORPORATION
                                          AMRESCO RESIDENTIAL MORTGAGE
                                                    CORPORATION
                                          AMRESCO RHODE ISLAND, INC.
                                          AMRESCO SERVICES CANADA INC.
                                          AMRESCO UK HOLDINGS LIMITED
                                          AMRESCO UK LIMITED
                                          AMRESCO UK VENTURES LIMITED
                                          AMRESCO VENTURES, INC. f/k/a AMRESCO
                                                    GENERAL PARTNERS, INC.
                                          AMRESCO 1994-N2, INC.
                                          ASSET MANAGEMENT RESOLUTION COMPANY
                                          BEI 1992 - N1, INC.
                                          BEI 1993 - N3, INC.
                                          BEI 1994 - N1, INC.
                                          BEI MULTI-POOL, INC.
                                          BEI PORTFOLIO INVESTMENTS, INC.
                                          BEI PORTFOLIO MANAGERS, INC.
                                          BEI REAL ESTATE SERVICES, INC.
                                          BEI SANJAC, INC.
                                          ENT MIDWEST, INC.
                                          ENT NEW JERSEY, INC.
                                          ENT SOUTHERN CALIFORNIA, INC.
                                          GRANITE EQUITIES, INC.
                                          HOLLIDAY FENOGLIO, INC.
                                          LIFETIME HOMES, INC., f/k/a LIFETIME
                                                    HOMES OF NEW JERSEY, INC.
                                          OAK CLIFF FINANCIAL, INC.
                                          OLD MIDLAND HOUSE LIMITED
                                          PRESTON HOLLOW ASSET HOLDINGS, INC.

                                          By:  AMRESCO, INC., a Delaware
                                               corporation, as attorney in fact


                                               By:    /s/ THOMAS J. ANDRUS
                                                   ----------------------------
                                                          Thomas J. Andrus,
                                                          Treasurer

         The undersigned Agent is executing this letter on behalf of itself and the other Lenders for the limited purpose therein stated.


                                          AGENT:
                                          -----

                                          NATIONSBANK OF TEXAS, N.A.,
                                          a national banking association, as
                                          Agent for itself and the other Lenders


                                          By:      /s/ BRIAN K. SCHNEIDER
                                             ----------------------------------
                                                   Brian K. Schneider,
                                                   Vice President

                                  SCHEDULE A
                                  ----------

                              LIST OF BORROWERS
                              -----------------

AFC EQUITIES, INC.
AMRESCO ATLANTA INDUSTRIAL, INC.
AMRESCO BUILDERS GROUP, INC.
AMRESCO CANADA, INC.
AMRESCO CAPITAL CORPORATION
AMRESCO CAPITAL LIMITED, INC.
AMRESCO CONSOLIDATION CORP. f/k/a AMRESCO
         MORTGAGE CAPITAL, INC.
AMRESCO EQUITIES CANADA INC.
AMRESCO FINANCIAL I, INC.
AMRESCO FINANCIAL I, L.P.
AMRESCO FUNDING CORPORATION
AMRESCO INSTITUTIONAL, INC.
AMRESCO INVESTMENTS, INC.
AMRESCO JERSEY VENTURES LIMITED
AMRESCO MANAGEMENT, INC. f/k/a BEI
         MANAGEMENT, INC.
AMRESCO NEW ENGLAND, L.P.
AMRESCO NEW ENGLAND II, L.P.
AMRESCO NEW ENGLAND, INC.
AMRESCO NEW ENGLAND II, INC.
AMRESCO NEW HAMPSHIRE, INC.
AMRESCO NEW HAMPSHIRE, L.P.
AMRESCO OVERSEAS, INC. f/k/a AMRESCO
         SERVICES, INC.
AMRESCO PORTFOLIO INVESTMENTS, INC.
AMRESCO PRINCIPAL MANAGERS I, INC.
AMRESCO PRINCIPAL MANAGERS II, INC.
AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
         f/k/a AMRESCO RESIDENTIAL MORTGAGE CORPORATION
AMRESCO RESIDENTIAL CONDUIT, INC.
AMRESCO RESIDENTIAL CREDIT CORPORATION
AMRESCO RESIDENTIAL MORTGAGE CORPORATION
AMRESCO RHODE ISLAND, INC.
AMRESCO SERVICES CANADA INC.
AMRESCO UK HOLDINGS LIMITED
AMRESCO UK LIMITED
AMRESCO UK VENTURES LIMITED
AMRESCO VENTURES, INC. f/k/a AMRESCO GENERAL
         PARTNERS, INC.
AMRESCO 1994-N2, INC.
ASSET MANAGEMENT RESOLUTION COMPANY

BEI 1992 - N1, INC.
BEI 1993 - N3, INC.
BEI 1994 - N1, INC.
BEI MULTI-POOL, INC.
BEI PORTFOLIO INVESTMENTS, INC.
BEI PORTFOLIO MANAGERS, INC.
BEI REAL ESTATE SERVICES, INC.
BEI SANJAC, INC.
ENT MIDWEST, INC.
ENT NEW JERSEY, INC.
ENT SOUTHERN CALIFORNIA, INC.
GRANITE EQUITIES, INC.
HOLLIDAY FENOGLIO, INC.
LIFETIME HOMES, INC., f/k/a LIFETIME HOMES OF
         NEW JERSEY, INC.
OAK CLIFF FINANCIAL, INC.
OLD MIDLAND HOUSE LIMITED
PRESTON HOLLOW ASSET HOLDINGS, INC.